Exhibit 10.2

Execution Version

FIRST AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 17, 2025, by and among NNN REIT, Inc., a corporation formed under the laws of the State of Maryland (the “Borrower”), each of the Lenders party hereto, and Wells Fargo Bank, National Association, as Administrative Agent (together with its successors and assigns, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other parties have entered into that certain Third Amended and Restated Credit Agreement dated as of April 16, 2024 (as amended and as in effect immediately prior to the effectiveness of this Amendment, the “Credit Agreement”); and

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent desire to amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendments to Credit Agreement. The parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by amending the definition of “Excluded Taxes” by deleting each reference to “Section 3.10.” and substituting “Section 3.11.” in lieu thereof.

(b) The Credit Agreement is amended by inserting the following new definition, “FATCA”, in the appropriate alphabetical order:

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement, treaty or convention among Governmental Authorities and implementing such Sections of the Code.

(c) The Credit Agreement is amended by amending the definition of “SOFR Adjustment” by deleting the percentage “0.10%” and substituting the percentage “0.00%” in lieu thereof.

(d) The Credit Agreement is amended by replacing all references to “cash equivalents” in defined terms “Total Asset Value” and “Unencumbered Asset Value” and Sections 9.1.(a) and 9.1.(f) and substituting “Cash Equivalents” in lieu thereof.

(e) The Credit Agreement is amended by replacing all references to “fair market value” in Sections 8.4.(l) and 9.7. and substituting “Fair Market Value” in lieu thereof.

(f) The Credit Agreement is amended by amending Section 8.1. by deleting the phrase “consolidated statements of earnings” and substituting the phrase “consolidated statements of income and comprehensive income” in lieu thereof.

(g) The Credit Agreement is amended by amending Section 8.2. by deleting the phrase “consolidated statements of earnings, stockholders’” and substituting the phrase “consolidated statements of income and comprehensive income,” in lieu thereof.

(h) The Credit Agreement is amended by amending Section 8.5. by (i) replacing the reference to “www.Egar.com <http://www.Edgar.com>” with “www.sec.gov” and (ii) deleting the phrase “Notwithstanding anything contained herein, in every instance the Borrower shall be required to provide paper copies of the certificate required by Section 8.3. to the Administrative Agent and shall deliver paper copies of any documents to the Administrative Agent or to any Lender that requests such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender. Except for the certificates required by Section 8.3., the” and substituting the phrase “The” in lieu thereof.

(i)
The Credit Agreement is amended by amending Section 10.2. by amending the first sentence thereof in its entirety to read as follows: “Upon the occurrence and during the continuance of an Event of Default the following provisions shall apply:”.

(j) The Credit Agreement is amended by amending Section 12.1. by changing the telephone number “(407) 650-1230” to “(407) 650-1253”.

(k) The Credit Agreement is amended by amending Section 12.17. by amending the first sentence thereof in its entirety to read as follows: “None of the Administrative Agent, the Issuing Bank, any Lender or any Loan Party, or any affiliate, officer, director, employee, attorney, or agent of the Administrative Agent, the Issuing Bank, any Lender or any Loan Party shall have any liability with respect to, and each party hereto hereby waives, releases, and agrees not to sue any of them upon, any claim for any special, indirect, incidental, or consequential damages suffered or incurred by any Person in connection with, arising out of, or in any way related to, this Agreement, any of the other Loan Documents or the Fee Letter, or any of the transactions contemplated by this Agreement or any of the other Loan Documents; provided that the foregoing shall not limit the Borrower’s obligations to indemnify an Indemnified Party against special, indirect, incidental or consequential damages asserted against such Indemnified Party by a third party.”

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to the receipt by the Administrative Agent of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Administrative Agent and each Lender;

(b) evidence that all fees, expenses and reimbursement amounts due and payable by the Borrower to the Administrative Agent hereunder or under the Credit Agreement, including without limitation, (i) the costs and expenses set forth in Section 6 hereto, and (ii) the reasonable fees and expenses of counsel to the Administrative Agent have been paid; and

(c) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. The Borrower represents and warrants to the Administrative Agent and the Lenders that:

(a) Authorization. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute and deliver this Amendment and to perform its obligations hereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized officer of the Borrower and each of this Amendment and the Credit Agreement, as amended by this Amendment, is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein and as may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, in accordance with their respective terms, do not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including Environmental Laws) relating to the Borrower or any other Loan Party; (ii) conflict with, result in a breach of or constitute a default under (1) the organizational documents of the Borrower or any other Loan Party, or (2) any indenture, agreement or other instrument to which the Borrower or any other Loan Party is a party or by which it or any of its respective properties may be bound, the violation of which indenture, agreement or other instrument could reasonably be expected to have a Material Adverse Effect; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower or any other Loan Party, other than in favor of the Administrative Agent for its benefit and the benefit of the Lenders and the Issuing Banks.

(c) No Material Adverse Change. Since December 31, 2024, there has been no event, change, circumstance or occurrence that could reasonably be expected to have a Material Adverse Effect.

(d) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof or will exist immediately after giving effect to this Amendment.

Section 4. Reaffirmation of Representations and Borrower. The Borrower hereby reaffirms that the representations and warranties made or deemed made by the Borrower and each other Loan Party in the Loan Documents to which any of them is a party are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and correct in all material respects on and as of such earlier date) and except for changes in factual circumstances specifically and expressly permitted under the Credit Agreement or the other Loan Documents.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable out-of-pocket costs and expenses (including reasonable attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only from the date as of which this Amendment is dated, unless otherwise specifically stated herein. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a Loan Document.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Credit Agreement (including, for the avoidance of doubt, as amended by this Amendment).

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

BORROWER:

NNN REIT, INC.

By: /s/ Vincent H. Chao____

Name: Vincent H. Chao

Title: Executive Vice President and

Chief Financial Officer

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Wells Fargo Bank, National Association, as Administrative Agent and as a Lender

By: /s/ Kate Brown__________

Name: Kate Brown

Title: Vice President

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Bank of america, n.a., as a Lender

By: /s/ Helen Chan_________

Name: Helen Chan

Title: Vice President

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PNC Bank, National association, as a Lender

By: /s/ Andrew T. White______

Name: Andrew T. White

Title: Senior Vice President

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royal bank of canada, as a Lender

By: /s/ Edward McKenna_______

Name: Edward McKenna

Title: Authorized Signatory

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TRUIST BAnk, as a Lender

By: /s/ Ryan Almond_______

Name: Ryan Almond

Title: Director

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TD BAnk, N.A., as a Lender

By: /s/ George Skoufis_____

Name: George Skoufis

Title: Vice President

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U.S. bank National association, as a Lender

By: /s/ Germaine R. Korhone__

Name: Germaine R. Korhone

Title: Senior Vice President

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MIzuho bank, ltd., as a Lender

By: /s/ Donna DeMagistris___

Name: Donna DeMagistris

Title: Managing Director

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MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Gretell Merlo____

Name: Gretell Merlo

Title: Authorized Signatory

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Sumitomo mitsui banking corporation, NEW YORK BRANCH,

as a Lender

By: /s/ Mary Harold______

Name: Mary Harold

Title: Managing Director

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RAYMOND JAMES BANK, as a Lender

By: /s/ Alexander Sierra____

Name: Alexander Sierra

Title: Senior Vice President